SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

    Date of Report:   April 24, 2006            Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                                 (713) 266-4344
                               (Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.
-----------------------


     New Century Energy Corp. (the "Company") entered into a Letter of Intent with an undisclosed third party to acquire oil & gas producing properties in the Texas Gulf Coast area, on April 7, 2006, which was subsequently amended on April 19, 2006. Final terms of the transaction have been finalized (and will be disclosed by the Company in a Form 8-K to be filed post closing), with closing of the purchase and sale agreement anticipated in early May. Funding for the acquisition is expected to come from proceeds from the sale of a $40,000,000 secured term note to Laurus Master Fund, Ltd. ("Laurus"), the initial terms of which were disclosed in a report on Form 8-K filed with the Commission on April 13, 2006.


Item 9.01 Financial Statements and Exhibits.
--------------------------------------------


Exhibit No.     Description.
-----------     ------------

99.1            Press Release

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             NEW CENTURY ENERGY CORP.

                                             /s/ Edward R. DeStefano
                                             ---------------------------
                                             Edward R. DeStefano,
                                             President
Date: April 21, 2006